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                 SECURITIES AND EXCHANGE COMMISSION


                        Washington, DC 20549


                              Form 8-K


                           CURRENT REPORT



                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934


                  Date of Report: March 17, 2000



                             AT&T CORP.

 A New York                Commission File        I.R.S. Employer
Corporation                  No. 1-1105            No.13-4924710



     32 Avenue of the Americas, New York, New York 10013-3412


                   Telephone Number (212) 387-5400



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ITEM 5  OTHER EVENTS.

a) AT&T Corp. Consolidated financial information

AT&T is making available its audited consolidated financial results and certain other information for the year ended December 31, 1999. Filed as Exhibit
99 to this 8-K is the following information:

1.    Management's Discussion and Analysis.
2.    Six-Year Summary of Selected Financial Data.
3.    Report of Independent Accountants.
4. Consolidated Statements of Income for the Years Ended December 31, 1999, 1998 and 1997.
5.    Consolidated Balance Sheets at December 31, 1999 and 1998.
6. Consolidated Statement of Changes in Shareowners' Equity for the Years Ended December 31, 1999, 1998 and 1997.
7. Consolidated Statements of Cash Flows for the Years Ended December 31, 1999, 1998 and 1997.
8.    Notes to the Consolidated Financial Statements.

b)    AT&T Wireless Group Combined financial information

AT&T is making available the audited combined financial results and certain other information of the AT&T Wireless Group for the year ended December 31, 1999. Filed as Exhibit 99.1 to this 8-K is the following information:

1.    Management's Discussion and Analysis.
2.    Report of Independent Accountants.
3. Combined Statements of Operations for the Years Ended December 31, 1999, 1998 and 1997.
4.    Combined Balance Sheets at December 31, 1999 and 1998.
5. Combined Statement of Changes in Shareowner's Equity for the Years Ended December 31, 1999, 1998 and 1997.
6. Combined Statements of Cash Flows for the Years Ended December 31, 1999, 1998 and 1997.
7.    Notes to the Combined Financial Statements.

ITEM 7 Financial Statements and Exhibits.

c)    Exhibits.

      Exhibit 23     Consent of PricewaterhouseCoopers LLP

      Exhibit 99 AT&T Corp. consolidated financial results and certain other information for the year ended December 31, 1999.

      Exhibit 99.1 AT&T Wireless Group combined financial results and certain other information for the year ended December 31, 1999.






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                               SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               AT&T CORP.




                             /s/  N. S. Cyprus
                             ----------------------------------
                             By:  N. S. Cyprus
                                  Vice President and Controller

March 16, 2000